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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 1999



                            HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


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
                 DELAWARE                           0-9207                         95-2841597
     (State or other jurisdiction of           (Commission File                   (IRS Employer
              incorporation)                        Number)                    Identification No.)


          16285 PARK TEN PLACE, SUITE 600                                     77084
               HOUSTON, TEXAS 77084                                        (ZIP Code)
     (Address of principal executive offices)
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       Registrant's telephone number, including area code: (281) 717-1300


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ITEM 5.           OTHER EVENTS

                  See press release dated October 15, 1999 attached hereto as an Exhibit.

                  Experts

                  Certain of Harken's oil and gas reserves in Colombia have been reviewed by its independent reserve engineers, Gaffney, Cline & Associates, Inc., as stated in their report thereon. Harken's disclosures of its oil and gas reserves in Colombia, included in its Form 10-K for the period ending December 31, 1998, as amended, have been presented in reliance upon the authority of such firm as experts in petroleum engineering.

                  Certain aspects and assumptions used in calculating Harken's oil and gas reserves in the Alcaravan Association Contract area in Colombia have been reviewed by Ryder Scott Company as stated in their report thereon. Harken's disclosures of its oil and gas reserves in the Alcaravan Association Contract area of Colombia, included in its Form 10-K for the period ending December 31, 1998, as amended, have been presented in reliance upon the authority of such firm as experts in petroleum engineering.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS:

                  (1)      Exhibits

         99.1     Press Release dated October 15, 1999



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HARKEN ENERGY CORPORATION



Date: October 15, 1999              By:        /s/ Bruce N. Huff
                                       -----------------------------------------
                                                   Bruce N. Huff,
                                       President and Chief Financial Officer




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                                INDEX TO EXHIBIT




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EXHIBIT
NUMBER                                 DESCRIPTION
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
 99.1                          Press Release dated October 15, 1999
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